Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional advisor.

LETTER OF TRANSMITTAL

Relating to

Tempur Sealy International, Inc.

Offer to Exchange

Up to $600,000,000 Principal Amount Outstanding of

5.500% Senior Notes due 2026 (CUSIP Nos. 88023U AE1 and U8801T AC1)

for

a Like Principal Amount of

5.500% Senior Notes due 2026

which have been registered under the Securities Act of 1933

Pursuant to the Prospectus dated                    , 2016

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON,                      2016, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAYBE EXTENDED, THE “EXPIRATION DATE’’). TENDERS MAY BE WITHDRAWN PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporation Trust Operations—Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, New York 13057

Attention: Pamela Adamo

By Facsimile: (732) 667-9408 Corporate Trust—Reorganization Unit		To Confirm by Telephone: (315) 414-3317 Corporate Trust—Reorganization Unit
For Information, Call: (800) 805-3635 Tempur Sealy International, Inc.—Investor Relations

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that he or she has received the Prospectus, dated , 2016 (the “Prospectus”), of Tempur-Sealy International, Inc., a Delaware corporation (the “Company” or “Tempur Sealy”), and this letter of Transmittal (this “Letter of Transmittal”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) an aggregate principal amount of up to $600,000,000 of registered 5.500% Senior Notes due

2026 of the Company (the “Exchange Notes”) for an equal principal amount of the Company’s outstanding 5.500% Senior Notes due 2026 (the “Original Notes”). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest at a rate of 5.500% per annum from the most recent date on which interest on the Original Notes has been paid or, if no interest has been paid on such Original Notes, from May 24, 2016. Interest on the Exchange Notes will be payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2016. The Exchange Notes will mature on June 15, 2026. The terms of the Exchange Notes are identical to the terms of the Original Notes, except that the Exchange Notes have been registered under the Securities Act of 1933 (the “Securities Act”) and the transfer restrictions and registration rights and related additional interest provisions applicable to the Original Notes do not apply to the Exchange Notes.

If the Exchange Offer has not been consummated on or before May 24, 2017 or in certain other circumstances set forth in the Registration Rights Agreement, dated as of May 24, 2016, by and between the Company and J.P. Morgan Securities LLC, as representative of the initial purchasers of the Original Notes (the “Registration Rights Agreement”), the Company will be required to pay additional interest as set forth in the Registration Rights Agreement.

The Company has agreed that it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any resale of the Exchange Notes for a period ending on the earlier of (i) 180 days from the date on which the registration statement on Form S-4, to which the Prospectus forms apart, became effective (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities and (iii) the date on which all resales of Exchange Notes covered by the registration statement on Form S-4 have been made.

Each holder of Original Notes wishing to participate in the Exchange Offer, except holders of Original Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, The Bank of New York Mellon Trust Company, N.A., on or prior to the Expiration Date.

This Letter of Transmittal may be used to participate in the Exchange Offer if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which the Exchange Offer is eligible. Unless you intend to tender your Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which the Exchange Offer is eligible. Financial institutions that are nominees in DTC, including Euroclear and Clearstream, may execute tenders through ATOP by electronically transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation”, which shall include an Agent’s Message. An “Agent’s Message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from an organization that participates in DTC (a “participant”) tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that the Company may enforce such agreement against the participant Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds Original Notes through Euroclear or Clearstream and wish to tender your Original Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Notes.

Tendering holders of Original Notes must tender Original Notes in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Any holder that is a bank, broker, or other custodial entity holding Original Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Original Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of Exchange Notes to be issued to such holder, will treat each such beneficial owner as a separate holder.

Holders that anticipate tendering Original Notes in exchange for Exchange Notes and delivering this Letter of Transmittal and other documents other than through DTC, are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of any Original Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.

Tempur Sealy reserves the right, in its sole discretion, to (i) delay accepting any Original Notes, to extend the Exchange Offer or to terminate the Exchange Offer if, in its reasonable judgment, any of the conditions described in the Prospectus have not been satisfied, by giving oral notice (to be followed by prompt written notice) or written notice of the delay, extension or termination to the Exchange Agent; or (ii) amend the terms of the Exchange Offer in any manner. If Tempur Sealy amends the Exchange Offer in a manner that it considers material, it will disclose such amendment by means of a prospectus supplement, and it will extend the Exchange Offer for a period of five to ten business days. If Tempur Sealy determines to extend, amend or terminate the Exchange Offer, it will publicly announce this determination by making a timely release through an appropriate news agency. If Tempur Sealy delays accepting any Original Notes or terminates the Exchange Offer, it promptly will pay the consideration offered, or return any Original Notes deposited, pursuant to the Exchange Offer as required by Rule 14e-l(c). The term “Expiration Date” shall then mean the latest date and time to which the Exchange Offer is extended.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

TENDER OF ORIGINAL NOTES

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To effect a valid tender of Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original Notes Tendered” and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery”.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and Tempur Sealy will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐    CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

☐    CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD AND/OR THE CORRESPONDING EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number: Account Number: Transaction Code Number:

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED
	1	2	3
Name(s) and Address(es) of Registered Holders) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Notes Represented	Principal Amount Tendered**

	Total

*    Need not be completed if Original Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2 below.

The principal amount of Original Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1 below.

Note: SIGNATURES MUST BE PROVIDED BELOW.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Tempur Sealy the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Tempur Sealy all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged (with full knowledge that the Exchange Agent is also acting as agent of Tempur Sealy in connection with the Exchange Offer).

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that Tempur Sealy will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all liens, restrictions, charges, pledges, security interests and encumbrances or other rights of any kind of third parties and not subject to any adverse claim when the Original Notes are accepted by Tempur Sealy; (ii) the Exchange Notes acquired in connection with the Exchange Offer are being obtained in the ordinary course of business of the person receiving the Exchange Notes; (iii) at the time of commencement of the Exchange Offer, the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes; (iv) the undersigned is not an “affiliate” (as defined in Rule 405 under the Securities Act) of Tempur Sealy or its subsidiaries; and (v) if the undersigned is a broker-dealer, (x) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, (y) the undersigned will receive Exchange Notes for the undersigned’s own account in exchange for Original Notes that were acquired by it as a result of market-making activities or other trading activities and (z) the undersigned will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by Tempur Sealy based upon Tempur Sealy’s understanding of interpretations by the staff of the Securities and Exchange Commission (the “SEC”) as described in no-action letters issued to third parties (unrelated to Tempur Sealy), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) the holder is acquiring the Exchange Notes in the ordinary course of such holder’s business; (ii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes to be issued in the Exchange Offer; (iii) such holder is not an “affiliate” of the Company as defined under Rule 405 of the Securities Act; and (iv) if such holder is not a broker-dealer, such holder is not engaged in and does not intend to engage in the distribution of the Exchange Notes.

However, Tempur Sealy has not sought its own no-action letter and therefore the staff of the SEC has not considered this Exchange Offer in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. Tempur Sealy believes that the no-action letters referred to above do not apply to a holder who is the Company’s “affiliate” within the meaning of Rule 405 of the Securities Act. Tempur Sealy also believes that a holder may offer, sell or transfer the Exchange Notes only if the holder acknowledges that the holder is acquiring the Exchange Notes in the ordinary course of its business and is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. Any holder of the Original Notes using the Exchange Offer to participate in a distribution of Exchange Notes also cannot rely on the no-action letters. Any broker-dealer who holds Original Notes acquired for its own account as a result of market-making activities or other trading activities and who receives Exchange Notes in exchange for such Original Notes pursuant to the Exchange Offer may be a statutory underwriter, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes and must acknowledge such delivery requirement.

The undersigned will, upon request, execute and deliver any additional documents deemed by Tempur Sealy or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered”.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4 below)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted and/or Exchange Notes are to be issued in the name of someone other than the undersigned, or if Original Notes are to be returned by credit to an account maintained by DTC other than the account designated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete the
Substitute Form W-9, a Form W-8BEN, a
Form W-8BEN-E, a Form W-8ECI or a
Form W-81MY, as applicable)

Credit unaccepted Original Notes tendered by book-entry transfer to:

(DTC Account Number)

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4 below)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted and/or Exchange Notes are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete the
Substitute Form W-9, a Form W-8BEN, a
Form W-8BEN-,E a Form W-8ECI or a
Form W-81MY, as applicable)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for Original Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to midnight, New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE,

HOLDERS OF ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND

DELIVER THE LETTER OF TRANSMITTAL OR A PROPERLY

TRANSMITTED AGENT’S MESSAGE.

HOLDER(S) SIGN HERE

(To be Completed By All Tendering Holders of Original Notes Regardless of Whether Original Notes Are Being Physically Delivered Herewith, Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Tempur Sealy the principal amount of the Original Notes listed in the table above entitled “Description of Original Notes Tendered”.

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3 below.

Name(s):
(Please Type or Print)

Capacity (full title):

Address:

(Include zip code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE

(If required—See Instruction 3 below)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Name)

(Capacity or Title)

(Name of Firm)

(Address; Include Zip Code)

(Area Code and Telephone Number)
Dated: , 2016

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1.	Delivery of Letter of Transmittal.

This Letter of Transmittal or, in lieu thereof, an Agent’s Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter of Transmittal is to be completed by or received with respect to holders of Original Notes whether certificates are to be forwarded herewith or tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal (or, in lieu thereof, an Agent’s Message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby must be in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The method of delivery of the Original Notes, this Letter of Transmittal and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to and receipt by the Exchange Agent on or prior to the Expiration Date. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders. No Letter of Transmittal or Original Note should be sent to Tempur Sealy. See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Original Note who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes Tendered—Principal Amount Tendered.” A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal of a tender with respect to the Original Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at its address set forth above. The withdrawal notice must: (i) specify the name of the tendering holder of Original Notes; (ii) bear a description, including the series, of the Original Notes to be withdrawn; (iii) specify, in the case of Original Notes tendered by delivery of certificates for those Original Notes, the certificate numbers shown on the particular certificates evidencing those Original Notes; (iv) specify the aggregate principal amount represented by those Original Notes; (v) specify, in the case of Original Notes tendered by delivery of certificates for those Original Notes, the name of the registered holder, if different from that of the tendering bolder, or specify, in the case of Original Notes tendered by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawn Original Notes; and (vi) be signed by the holder of those Original Notes in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to Tempur Sealy that the person withdrawing the tender has succeeded to the beneficial ownership of those Original Notes. The signature on any notice of withdrawal must be guaranteed by an eligible guarantor institution, unless the Original Notes have been tendered for the account of an eligible guarantor institution. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of a notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by Tempur Sealy, and such determination will be final and binding on all parties.

3.	Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the holders of Original Notes tendered hereby, the signatures must correspond exactly with the names as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Original Notes tendered are held by two or more holders, each holder must sign this Letter of Transmittal. If any of the Original Notes tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal, and any accompanying documents, as there are different registrations of certificates.

If Original Notes that are not tendered for exchange pursuant to the Exchange Offer are to be returned to a person other than the tendering holder, certificates for those Original Notes must be endorsed or accompanied by an appropriate instrument of transfer, signed exactly as the name of the registered owner appears on the certificates, with the signatures on the certificates or instruments of transfer guaranteed by an eligible guarantor institution.

If this Letter of Transmittal is signed by a person other than the holder of any Original Notes listed in this Letter of Transmittal, those Original Notes must be properly endorsed or accompanied by a properly completed bond power, signed by the holder exactly as the holder’s name appears on those Original Notes.

If this Letter of Transmittal or any certificates of Original Notes, bond powers or other instruments of transfer are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an eligible guarantor institution unless the Original Notes tendered pursuant to this Letter of Transmittal are tendered for the account of an eligible guarantor institution. An “eligible guarantor institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are used in Rule 17Ad-15): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Securities Transfer Association recognized program.

4.	Special Issuance and Delivery Instructions.

Tendering holders should indicate in the applicable box in this Letter of Transmittal the name and address to which payments and/or substitute certificates representing Original Notes for any Original Notes not tendered or not exchanged and/or Exchange Notes are to be is issued or sent, or, in the case of a book-entry delivery of Original Notes, the appropriate DTC participant name and number, if different from the name and address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged and/or Exchange Notes be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Notes not tendered or exchanged and/or Exchange Notes will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5.	Tax Identification Number and Backup Withholding.

An exchange of Original Notes for Exchange Notes pursuant to the Exchange Offer will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, information reporting may apply to payments of interest on, or the proceeds of the sale or other disposition of, notes, and backup withholding generally will apply unless the holder provides Tempur Sealy or the appropriate intermediary with a taxpayer identification number (“TIN”), certified under penalties of perjury, on the Substitute Form W-9 below and complies with certain certification procedures, or otherwise establishes an exemption from backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “Exempt” in Part 2, to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a properly completed Form W-8BEN or Form W-8BEN-E (or substitute Form W-8BEN or Form W-8BEN-E or the appropriate successor form) signed under penalties of perjury, which provides such holder’s name and address and certifies that such holder is not a United States person (as defined in the Internal Revenue Code), a security clearing organization, bank or other financial institution that holds the notes in the ordinary course of its trade or business (a “financial institution”) on such holder’s behalf, must give Tempur Sealy certification under penalties of perjury that such a Form W-8BEN or Form W-8BEN-E (or substitute Form W-8BEN or Form W-8BEN-E or the appropriate successor form) has been received by it or by another such financial institution, from such holder, and a copy of the Form W-8BEN or Form W-8BEN-E (or substitute Form W-8BEN or Form W-8BEN-E or the appropriate successor form) must be attached to such certification. These forms may be obtained from the Exchange Agent or from the Internal Revenue Service’s (the “IRS”) website, www irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 1 of the Substitute Form W-9 and write “Applied For” in lieu of its TIN. Note: checking this box and writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 1 of the Substitute Form W-9 and writes “Applied For” on that form, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days of Company’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such holder.

If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. U.S. backup withholding is not an additional Federal income tax. Any amount withheld under the backup withholding rules is allowable as a credit against the payee’s U.S. Federal income tax liability, if any, and a refund may be obtained if the amounts withheld exceed the payee’s actual U.S. Federal income tax liability and the payee provides the required information or appropriate claim form to the IRS.

6.	Transfer Tax.

Holders who tender their Original Notes for exchange should not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.

Tempur Sealy reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. By executing this Letter of Transmittal, a facsimile thereof, or in lieu thereof, an Agent’s Message, the tendering holders of Original Notes waive any right to receive any notice of the acceptance of their Original Notes for exchange.

None of the Company, the Exchange Agent or any other person will be under any duty to notify holders of defects or irregularities with respect to tenders of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed will be responsible for obtaining replacement securities or for arranging for indemnification with the trustee of the Original Notes. Holders should contact the Exchange Agent, at the address indicated above, for assistance with these matters.

10.	Requests for Assistance or Additional Copies.

Questions and requests for assistance, as well as requests for additional copies of the Prospectus or of this Letter of Transmittal, should be directed to the Exchange Agent at the address and telephone number indicated above.

SUBSTITUTE Form W-9 Payer’s Request for Taxpayer Identification Number (TIN)

PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN PART I AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF YOU ARE AWAITING A TIN, CHECK THE BOX IN PART III. FOR ADDITIONAL INSTRUCTIONS, SEE THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9.

Part I-Social Security Number OR Employer Identification Number

Part II-For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, insert the exemption code below, and complete the Substitute Form W-9.

        Exempt payee code (if any)

Part III

Awaiting TIN

Please complete the Certificate of Awaiting Taxpayer Number below.

Name (as shown on your income tax return):

Business Name/disregarded entity name (if different from above):

Please check appropriate box

☐   Individual/ Sole Proprietor/single-member LLC

☐   C Corporation

☐   S Corporation

☐   Partnership

☐   Trust/ Estate

☐   Limited Liability Company. Enter the tax classification

(C = C Corporation, S= S Corporation, P = Partnership)(Note: for a single-member LLC that is disregarded do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner)

☐   Other (see instructions)

Address

City, State, Zip Code

Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions–You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	SIGNATURE:	DATE:

Definition of U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Treasury Regulation Section 301.7701-7).

Exemptions and exemption codes:

If you are exempt from backup withholding, enter in the appropriate space above any code(s) that may apply to you (section references below are to the Internal Revenue Code of 1986, as amended).

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

YOU MUST COMPLETE THE

FOLLOWING CERTIFICATE IF

YOU CHECKED THE

BOX IN PART III OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:	DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES.

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER

TO GIVE THE EXCHANGE AGENT

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the NAME and SOCIAL SECURITY number of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, of combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The Minor(2)

4. a. Theusual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

4. b. So-calledtrust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of:
7. Disregarded entity not owned by an individual	The owner

8. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

9. Corporate or LLC electing corporate status on Form 8832	The corporation

10. Association, club, Religious, charity, educational organization or other tax-exempt organization account	The organization

11. Partnership or multi-member LLC	The partnership

12. A broker or registered nominee	The broker or nominee

13. Account with the Department of Agriculture in the name of an entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or doing business as name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.
*	Grantor also must provide a Substitute Form W-9 to trustee of trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON

SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the IRS) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended. Form SS-5 can also be obtained online at http://www.ssa.gov/online/ss-5.pdf or by calling 1-800-772-1213. Form SS-4 can also be obtained online at https://www.irs.gov/pub/irs-pdf/fss4.pdf or by calling 1-800-829-3676.

Payees specifically exempted from backup withholding include:

●	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
●	The United States or any of its agencies or instrumentalities,
●	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
●	A foreign government or any of its political subdivisions, agencies or instrumentalities, or
●	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

●	A corporation,
●	A foreign central bank of issue,
●	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
●	A futures commission merchant registered with the Commodity Futures Trading Commission,
●	A real estate investment trust,
●	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended,
●	A common trust fund operated by a bank under Section 584(a),
●	A financial institution,
●	A middleman known in the investment community as a nominee or custodian, or
●	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

●	Payments to nonresident aliens subject to withholding under Section 1441,
●	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner,
●	Payments of patronage dividends where the amount received is not paid in money,
●	Payments made by certain foreign organizations, or
●	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

●	Payments of interest on obligations issued by individuals (note: you may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer),
●	Payments described in Section 6049(b)(5) to nonresident aliens,
●	Payments on tax-free covenant bonds under Section 1451,
●	Payments made by certain foreign organizations, or
●	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX LABELED “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE EXCHANGE AGENT.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6045, 6050A and 6050N.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)  Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.